Income taxes (FY)	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income taxes
10. Income taxes
Income tax expense
The following table presents domestic and foreign components of loss before income taxes for the years ended December 31, 2022, 2021 and 2020 (in thousands):
	Year ended December 31,
	2022	2021	2020
Domestic	$(11,214)	$(27,205)	$(7,784)
Foreign	(40,315)	(4,340)	(2,235)
Total net loss before income taxes	$(51,529)	$(31,545)	$(10,019)
The Merger resulted in the Company's federal tax jurisdiction moving from Canada to the United States effective August 5, 2022. Therefore, for the years ended December 31, 2021 and 2020, the Company's domestic net loss before income taxes related to Canada while its domestic net loss before income taxes for the year ended December 31, 2022 related to the United States.
Significant components of the Company’s deferred income tax assets and liabilities as of December 31, 2022, and 2021 are as follows:
	Year ended December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$55,430	$59,916
Research and development credit carryforward	13,304	13,675
Scientific research and experimental development deductions	30,064	23,071
Depreciation and amortization	5,943	5,634
Deferred revenue	—	165
Start-up costs	978	—
Stock-based compensation	547	—
Other accruals and reserves	888	730
Total deferred tax assets	107,154	103,191
Valuation Allowance	(100,241)	(97,143)
Total deferred tax assets, net	$6,913	$6,048
Deferred tax liabilities:
Convertible notes	(1)	(4)
Marketable securities	(315)	(315)
Loan payable	(6,597)	(5,729)
Total deferred tax liabilities	(6,913)	(6,048)
Net deferred tax assets (liabilities)	$—	$—
The effective tax rate differs from the statutory rate, primarily due to the Company’s history of incurring losses, which have not been utilized, the foreign rate differential related to subsidiary earnings, and other permanent differences.
A summary reconciliation of the effective tax rate calculated at the US federal rate for 2022 and the combined Canadian federal and provincial statutory corporate tax rate for 2021 and 2020 is as follows:
	Year ended December 31,
	2022	2021	2020
US federal tax rate	21%	27%	27%
State tax	1%	—%	—%
Foreign losses taxed at different rates	5%	—%	1%
Return to provision adjustments	(1)%	—%	—%
Stock-based compensation	(3)%	—%	—%
Research and development credits	5%	—%	(3)%
Permanent differences	(24)%	(2)%	18%
Other	—%	1%	7%
Change in valuation allowance	(4)%	(26)%	(50)%
Effective tax rate	—%	—%	—%
As the Merger resulted in the Company's federal tax jurisdiction moving from Canada to the United States, its federal and provincial tax rate decreased from 27% for the year ended December 31, 2021 to 21% for the year ended December 31, 2022.
Realization of deferred tax assets is dependent upon future earnings, if any, the timing and the amount of which are uncertain.
As of December 31, 2022, the Company maintained a valuation allowance with respect to its subsidiaries’ net operating losses that it believes is more likely than not that the deferred tax asset will not be realized. The Company will continue to reassess the valuation allowance annually and if future evidence allows for a partial or full release of the valuation allowance, a tax benefit will be recorded accordingly.
As of December 31, 2022, the Company has Canadian tax loss carryforwards of approximately $130.6 million expiring between 2033 and 2042 as well as Scientific Research and Experimental Development expenditures of approximately $111.1 million that can be carried forward indefinitely, which are available to be applied against future taxable income. In addition, the Company has investment tax credits of approximately $15.9 million expiring between 2023 and 2042 that are available to be applied against future Canadian federal income taxes payable. The Company has provincial investment tax credits of approximately $1.6 million expiring in 2032 that are available to be applied against future Canadian provincial income taxes payable.
The Company also has US tax loss carryforwards of approximately $50.6 million which may be applied against future taxable income, of which $15.6 million will expire between 2032 and 2037, while $35.0 million can be carried forward indefinitely. Future utilization of US tax loss carryforwards is subject to certain limitations under the Internal Revenue Code (“IRC”), including limitations under IRC section 382. The Company's US tax loss carryforwards may be limited by IRC section 382. However, those limitations do not have a significant impact to the financial statements since there is no utilization of the tax loss carryforwards and a full valuation allowance exists against the net operating losses.
The Company files income tax returns in the US, Canada, and various foreign and state jurisdictions. The 2013 to 2022 tax years remain subject to examination by the US federal and state tax authorities. The 2018 to 2022 tax years remain subject to examination by Canadian tax authorities.
The Company has unrecognized tax benefits of $0.7 million as of December 31, 2022. No amount of the unrecognized tax benefits would affect the effective tax rate because any tax benefits would result in adjustments to a related deferred tax asst that are offset by a valuation allowance. The Company has not accrued for any interest or penalties as of December 31, 2022.
A reconciliation of the beginning and ending amounts of total gross unrecognized tax benefits are as follows:
Balance, December 31, 2021	$—
Gross increase related to current year fiscal year tax positions	—
Gross increase related to prior year fiscal year tax positions	689
Settlements	—
Lapse of statute of limitations	—
Balance, December 31, 2022	$689